                                                                    EXHIBIT 10.5

                            SOUTHERN COMMUNICATIONS
                      MASTER ANTENNA SITE LEASE AGREEMENT
                      -----------------------------------


     This Southern Communications Master Antenna Site Lease Agreement ("Lease") is entered into this _____ day of __________, 1998, between Pinnacle Towers Inc. ("Lessor"), and Southern Communications Services, Inc. ("Lessee").

     Now, Therefore, in consideration of the following representations, warranties, covenants and agreements, the parties hereto agree as follows:


     Preamble.  This Lease is intended to operate as a master set of terms and
     --------
and conditions governing the relationship between Lessor and Lessee as to multiple telecommunications towers and related parcels of real property, each of which is identified separately in the several Exhibits A and B hereto, and as to each of which this Lease is intended to operate separately unless a contrary intent is expressly stated with respect to a particular provision hereof.

     1.   Lease and Easement
          ------------------

          A. Lessor is the owner of a telecommunications tower (the "Tower") located on a parcel of land (the "Land") which is [ALTERNATIVE 1] leased by Lessor pursuant to that certain Lease Agreement (the "Underlying Lease") by and between Lessor and the owner or other landlord of such Land (the "Master Lessor"). Such Land is as described on Exhibit "A" annexed hereto. (The Tower
                                        -----------
and the Land are collectively the "Property"). Lessor subleases to Lessee space on the Land, which Land includes adequate space thereon for Lessee to install its equipment shelter, gas tank and other equipment and space upon the Tower (collectively, the "Premises") in such amounts and in such locations as described on Exhibit "B" annexed hereto, subject to the terms and conditions of
             -----------
this Lease. The Premises are leased together with a non-exclusive easement from the public right-of-way nearest to the Land, for the Term, over, upon and across the Land for the purpose of parking, pedestrian and vehicular access to and from the Premises twenty-four (24) hours a day seven (7) days per week and a non-exclusive easement for the Term, over, upon, under and across the Land (so long as such easement is specifically located in a manner that does not interfere with Lessor's or its tenants' use of the Land and the Tower) for the purpose of the installation, construction, maintenance and operation of utility lines including, but not limited to, co-axial cables, fiber optic cables, electrical wires and other lines used for communications. [ALTERNATIVE 2] owned in fee by Lessor as such Land is more particularly described on Exhibit "A" annexed
                                                      -----------
hereto. (The Tower and the Land are collectively the "Property"). Lessor leases to Lessee space on the Land, which Land includes adequate space thereon for Lessee to install its equipment shelter, gas tank and other equipment and space upon the Tower (collectively, the "Premises") in such amounts and in such locations as are more particularly described on Exhibit "B" annexed hereto,
                                                -----------
subject to the terms and conditions of this Lease. The Premises are leased, together with a non-exclusive easement from the public right-of-way nearest to the Land, for the Term, over, upon and across the Land (so long as such easement is specifically located in a manner
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that does not interfere with Lessor's or its tenants' use of the Land and the
Tower) for the purpose of parking, pedestrian and vehicular access to and from the Premises twenty-four (24) hours a day seven (7) days per week and a non-exclusive easement for the Term, over, upon, under and across the Land for the purpose of the installation, construction, maintenance and operation of utility lines including but not limited to co-axial cables, fiber optic cables, electrical wires and other lines used for communications.

          B. Lessor hereby covenants and agrees to maintain, at Lessor's sole cost and expense, in good order and repair in accordance with Lessee's past practice, any and all roadways, driveways or access roads on the Land (collectively the "Roads") which are used to service or otherwise provide access to the Premises.

     2.   Term.  For each Premises, this Lease shall be for a period of ten (10)
          -----
years, commencing on the effective date set forth in Exhibit B (the "Effective Date") and terminating at midnight ten (10) years thereafter (the "Initial Term"). Lessee shall have the absolute and unconditional right to extend the Initial Term for five (5) successive periods of five (5) years each (each a "Renewal Term") on the terms and conditions set forth herein. This Lease shall automatically be extended unless Lessee notifies Lessor not less than thirty
(30) days prior to the expiration date of the Initial Term or the then-current Renewal Term of Lessee's intention to so terminate this Lease. In no event shall the Initial Term together with any Renewal Term extend beyond the term of the Underlying Lease, as the term of such Underlying Lease shall be extended by Lessor to accommodate and permit use by Lessee of the full Term of this Lease (including Renewal Terms). In addition, Lessee shall not have the right to exercise any Renewal Term in the event that there has occurred any default by Lessee which has not been cured within any applicable notice and cure period, or which cure Lessee is not diligently pursuing to completion. (The Initial Term and each Renewal Term are sometimes collectively referred to herein as the "Term").

     3.   Use.  The Premises shall be used by Lessee for the installation,
          ----
construction, repair, maintenance, operation, removal, replacement, modification, upgrade and enhancement on the Premises of the "Lessee Facilities" (as defined in Paragraph 8 and Exhibit "C" herein), for the transmission and
                               -----------
reception of communication signals on various frequencies and for the construction, maintenance and operation of necessary facilities, including, without limitation, antennas and an equipment shelter.

     4.   Rent; Utilities.
          ----------------

          A. Commencing on the date hereof (the "Rent Commencement Date") and continuing thereafter during the Term (expressly including Renewal Terms, if any), Lessee shall pay Lessor as rent One Thousand Five Hundred and No/100 Dollars ($1,500.00) [NOTE: $2,100.00 FOR THE FIRST YEAR OF THE TERM FOR THOSE PREMISES LEASED AT CLOSING OF THE PURCHASE AND SALE AGREEMENT] per month for each Premises, exclusive of electricity (the "Rent"). Rent shall be payable on the first day of each month in advance at the address set forth in Paragraph 18 herein.

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          B.   Lessee shall be responsible for, shall cause to be separately metered, and shall promptly pay in full for all utilities (including, but not limited to, electricity) consumed by Lessee at the Premises. Upon request by Lessee, Lessor shall promptly enter into such easements with utility companies which are required in order to provide service to Lessee Facilities located on the Premises. Lessor reserves the right to designate reasonable locations for such easements. In the event Lessor fails promptly to enter into such easements, Lessor hereby consents to the execution of such easements by Lessee on Lessor's behalf. Lessor shall, however, reimburse Lessee for the costs on the Property for electricity and an emergency power generator (gas, diesel or otherwise) used to monitor, support and operate "Tower Lights" (as defined and described in Paragraph 16 herein).

          C. If this Lease is terminated prior to its expiration, Rent and all other amounts due from Lessee hereunder shall be prorated for any partial month as of the date of termination, and any Rent already paid by Lessee for a portion of the Term which was cancelled shall immediately be returned to Lessee.

     5.   Assignment.
          -----------

          A. Lessee may assign this Lease and its rights hereunder at any time upon notice to, but without the need for the consent or approval of, Lessor, if such assignment is made to an affiliate of Lessee or as part of the transfer of all or substantially all of Lessee's assets. Lessee may assign this Lease and its rights hereunder, or sublease its interest in the Property, to any assignee or subtenant upon the prior written consent of Lessor, such consent not to be unreasonably withheld. Lessor may assign this Lease and its rights hereunder at any time upon notice to, but without the need for the consent or approval of, Lessee, if such assignment is made as part of the transfer of all or substantially all of Lessor's assets to a transferee other than another wireless communications service provider or affiliate thereof. Lessor may assign this lease and its rights hereunder to any assignee upon the prior written approval of Lessee, such consent not to be unreasonably withheld. Lessee shall be released from liability hereunder arising subsequent to the date of such an assignment, if such assignment is to an affiliate of Lessee, or provided that Lessor approves of the financial condition of such assignee, which approval shall not be unreasonably withheld or delayed following Lessor's review of financial information with respect to such assignee, as reasonably requested by Lessor.

          B. Each party shall have the further right, at its sole option, at any time, to pledge, hypothecate or otherwise assign its rights hereunder in connection with or as a part of a financing transaction entered into by such party in which its interest under this Lease is pledged or conveyed as collateral, with no prior consent required by the other party; provided, however, that any recipient of such pledge, hypothecation or assignment shall take subject to the non-assigning party's rights hereunder.

     6.   Tower Maintenance, Marking and Lighting Requirements.
          ----------------------------------------------------

          A. Lessor acknowledges that it, and not Lessee, shall be responsible for compliance with all tower marking and lighting requirements of the Federal Aviation

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Administration ("FAA") or the Federal Communications Commission ("FCC"). Lessor
shall provide Lessee with a copy of the FCC Form 854R as evidenced by Exhibit
                                                                      -------
"D" annexed hereto. Lessor shall indemnify and hold Lessee harmless from any
---
fines, penalties, claims, causes of action, suits, costs and expenses (including without limitation reasonable attorneys' fees and courts costs) caused by or resulting from Lessor's failure to comply with such requirements. Lessee shall cooperate with Lessor to obtain or transfer FCC tower registrations.

          B. Lessor shall maintain the Tower, Land and Premises, except for that which is under the express terms hereof to be maintained by Lessee, in good order and repair, and at least in accordance with the standards set forth in Exhibit E. Further, Lessor shall comply with all local, city, county, state and federal laws, rules, ordinances, statutes and regulations materially affecting Lessee's right to use the Premises hereunder. Notwithstanding the foregoing, Lessor shall not be in default hereunder for failing to comply with any such rule, ordinance, statute or regulation the validity of which is challenged by Lessor or others, until such challenge has been finally adjudicated or otherwise resolved.

          C. Lessor shall permit Lessee to have access to the Property at all times in connection with and as a part of Lessee's rights hereunder. If Lessor controls entry to the Property in any manner, then Lessor shall provide Lessee the means to gain entry thereon, either by card access, key, code, or otherwise, as applicable. If, for any reason, Lessee requires access to the Property but is not able to gain such access promptly after an "Emergency Notice" (as that term is defined herein) has been provided to Lessor, Lessee may take whatever actions are necessary or appropriate to gain such access, which actions may include the neutralization or removal of the means of limiting access to the Property, without cost to or claim against Lessee.

     7.   Interference With Lessee Facilities and Operations.
          --------------------------------------------------

          A. Lessor shall ensure that no facilities on the Property interfere with or otherwise impact upon the Lessee Facilities in any manner.

          B. If Lessor enters into lease or license agreements with others for or upon the Property, Lessor agrees such leases or license agreements shall include the following provisions:

               (i) That the party contracting to use the Property (the "User") will install equipment of types and frequencies that will not cause interference to the Lessee Facilities or any communications operations of Lessee being conducted from the Premises;

               (ii) that if such User interferes with or impairs the Lessee Facilities or with Lessee's operations, then such User shall take all steps necessary to correct and eliminate the interference or impairment;

               (iii) that if such interference or impairment is not eliminated within forty-eight (48) hours after such User's receipt of notice of the existence of interference or impairment, then such User shall disconnect the electric power and shut down such User's equipment (except for intermittent operation for the purpose of testing, after performing maintenance, repair,

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modification, replacement, or other action taken for the purpose of correcting such interference or impairment) until such interference or impairment is corrected and eliminated; and

               (iv) that if such interference or impairment is not completely corrected and eliminated within thirty (30) days after such User's receipt of such notice, then such User shall remove such User's antennas and equipment from the Property.

          C. If Lessor, or any party acting by, through or under Lessor, installs, upgrades, enhances or relocates buildings or structures upon the Land or equipment upon the Tower the same shall not interfere with or impair the Lessee Facilities or any communications operations being conducted by Lessee from the Premises. If Lessee notifies Lessor of such interference or impairment, Lessor shall take all necessary steps to eliminate the interference or impairment. If such interference or impairment cannot be eliminated within forty-eight (48) hours after notice, Lessor shall cause the interfering or impairing party to shut down the interfering or impairing operation (except for intermittent operation for the purpose of testing, after performing maintenance, repair, modification, replacement, or other action taken for the purpose of correcting such interference or impairment) until such interference or impairment is corrected or eliminated. If the same cannot be completely corrected and eliminated within thirty (30) days after the notice, Lessor shall remove the interfering building, structures or equipment from the Property.

          D. Lessee shall have the right to, at any time or from time to time, move the Lessee Facilities higher or lower upon the Tower, and to attach and re-attach such Lessee Facilities as a part of such relocation, without the obligation to pay any additional Rent or other charges, upon notice to Lessor. To the extent Lessee so desires to relocate Lessee Facilities in a manner such that another antenna located on the Tower must be moved, then Lessor shall use reasonable efforts to assist in obtaining any consent necessary for such relocation at Lessee's expense. Lessee shall pay all costs directly related to the physical relocation of such Lessee Facilities or other antenna on the Tower. However, Lessee may at Lessee's sole cost and expense, at any time and from time to time, with notice to but without the need for the consent of Lessor, convert or replace such Lessee Facilities with a sectored site on the Tower, with no additional Rent due from Lessee. If Lessor has received an offer from a third party for the space to which Lessee desires to relocate such that the provisions of Paragraph 17.B would apply, then the provisions of Paragraph 17.B shall govern.

          E. Lessee's buildings or structures upon the Land or equipment upon the Tower shall not interfere with or impair the facilities or any communications operations being conducted by other tenants on the Tower to the extent such operations preceded the operation of Lessee causing such interference or impairment. If Lessor notifies Lessee of such interference or impairment, Lessee shall take all necessary steps to eliminate the interference or impairment. If such interference or impairment cannot be eliminated within forty-eight (48) hours after notice, Lessee shall shut down the interfering or impairing operation (except for intermittent operation for the purpose of testing, after performing maintenance, repair, modification, replacement, or other action taken for the purpose of correcting such interference or impairment) until such interference or impairment is corrected or eliminated. If the same cannot be completely corrected and

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eliminated within thirty (30) days after the notice, Lessee shall remove the interfering building, structures or equipment from the Property.

     8.   Improvements; Liability.
          ------------------------

          A. Lessee has the right to install, construct, repair, maintain, operate, remove, replace, upgrade, modify and enhance on the Premises communications facilities as the same are more particularly described on Exhibit
                                                                         -------
"C" annexed hereto ("Lessee Facilities"), including, but not limited to, an
---
equipment shelter, transmitters and receivers and all related equipment, radio transmitting and receiving antennas and supporting structures thereto. In connection therewith, Lessee has the right to do all work necessary to prepare, maintain and alter the Premises for Lessee's business operations and to install transmission lines, connecting the antennas to the transmitters and receivers. All of Lessee's construction and installation work ("Lessee's Work") shall be performed at Lessee's sole cost and expense and in a good and workmanlike manner in accordance with Lessee's specifications, which specifications shall not be inconsistent with the standards set forth in Exhibit E. Title to the Lessee Facilities shall be in Lessee. Lessee has the right to remove all Lessee Facilities at its sole expense before the expiration or earlier termination of the Term, provided Lessee repairs any damage to the Premises caused by such removal. Upon expiration or earlier termination of the Term, Lessee shall remove all Lessee Facilities, with the exception of foundations, at its sole expense and shall repair all damage to the Premises caused by such removal, all within sixty (60) days after such expiration or termination.

          B. Subject to the provisions of Paragraph 8.A, Lessee has the right to improve the present utilities on the Premises and to install new utilities, including the right, at Lessee's sole option, to install an emergency or supporting generator to serve the Lessee Facilities.

          C. If Lessor permits any other parties to attach to be located on or otherwise use the Tower, then Lessor shall provide Lessee either (i) copies of the engineering drawings, or (ii) a letter from a certified, licensed structural engineer, stating that the additional facilities are within the load-bearing capabilities of the Tower (and in any event at least comply with the most current EIA/TIA RS 222 standards, with a 1/2 inch radial ice load), and will not in any manner interfere with Lessee's use of the Lessee Facilities. The attachment or location of such other facilities shall generally be subject to the terms of Paragraph 15 herein.

     9.   A.   Defaults By Lessee.  The occurrence of any of the following
               -------------------
instances shall be considered to be a default of this Lease by Lessee:

              (i) any failure of Lessee to pay any installment of Rent or any other charge for which Lessee has the responsibility of payment under this Lease within ten (10) days of the date notice is given to Lessee that such payment has not been made on a timely basis;

               (ii) any failure of Lessee to perform or observe any term, covenant, provision or condition of this Lease which failure is not corrected or cured by Lessee immediately upon notice for circumstances to which Paragraph 7.E applies, and otherwise within thirty (30) days of receipt by Lessee of written notice by Licensee from Lessor of the existence of such a default; except such thirty
     (30) day cure period shall be extended as reasonably necessary to permit Lessee to complete a cure so long as Lessee commences the cure within such thirty (30) day cure period and thereafter continuously and diligently pursues and completes such cure;

          B.   Lessor's Remedies. If there occurs an event of default by Lessee
               -----------------
     pursuant to this Paragraph 9, Lessor's remedies shall be either or both of the following:

               (i) Lessor, with or without terminating this Lease, may perform, correct or repair any condition which shall constitute a failure on Lessee's part to keep, observe, perform, satisfy, or abide by any term, condition, covenant, agreement, or obligation of this Lease, and Lessor may reenter the Premises for such purposes, and Lessee shall fully reimburse and compensate Lessor on demand for all costs and expenses incurred by Lessor in such performance, correction or repair.

               (ii) Lessor may immediately or at any time thereafter terminate this Lease upon ten (10) business days' written notice to Lessee, whereupon this Lease shall be deemed to have been terminated. If Lessor elects to terminate this Lease, then Lessor may recover from Lessee Lessor's actual direct damages including, without limitation:

               (a) The unpaid Rent which had been earned at the time of such termination; plus

               (b) Any other amount incurred by Lessor for its reasonable expenses (including reasonable attorneys' fees) incurred in connection with re-entering, repossession, and repairing the Premises.

          C.  Default By Lessor.  (i) Any failure of Lessor to perform or
              ------------------
observe any term, covenant, provision or condition of this Lease, which failure is not corrected or cured by Lessor immediately upon notice for circumstances to which Paragraphs 6(C) and/or 7(C) apply, and otherwise within thirty (30) days of receipt by Lessor of written notice by Licensor from Lessee of the existence of such a failure, shall be considered to be a default of this Lease by Lessor. Such thirty (30) day cure period, if applicable, shall be extended as reasonably necessary to permit Lessor to complete a cure so long as Lessor commences the cure promptly within such thirty (30) day cure period and thereafter continuously and diligently pursues and completes such cure.

     (ii) Notwithstanding anything to the contrary contained herein, if Lessor fails to comply with the terms of Paragraphs 1(B), 6, 7 or 12(B) hereunder and does not cure such failure within the time expressly allowed, if any, then, Lessee may, at Lessee's option, cure or cause to be cured such failure by Lessor and charge Lessor (payable by Lessor within ten (10) days after demand therefor) the cost incurred by Lessee in effectuating such cure, pursue any equitable remedy available to it or terminate this Lease by giving written notice to Lessor, stating the date upon which such termination shall be effective in such notice in which latter event Lessee may recover from Lessor Lessee's actual direct damages.

          D. All rights of termination arising under this Paragraph 9 shall extend only to the Premises that are the subject of the default or defaults giving rise to such termination.

          E. To the extent an affiliate of Lessee is obligated by contract with Lessor to provide services to Lessor, Lessor shall not be liable to Lessee by virtue of such affiliate's failure to provide such service to Lessor.

     10.  Taxes. Lessor shall pay and discharge punctually, as and when the same
          ------
shall become due and payable, all taxes and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary which shall or may during the Term be charged, levied, laid, assessed, imposed, become due and payable, or liens upon or for or with respect to the Tower or the Land or any part thereof, or any of Lessor's buildings, appurtenances or equipment thereon or therein or any part thereof, together with all interest and penalties thereon, under or by virtue of all present or future laws, ordinances, requirements, orders, directives, rules or regulations of the federal, state, and local governments and of all other governmental authorities whatsoever. If personal property or other (including real property) taxes are increased or assessed against land owner (if other than Lessor), Lessor's landlord (if applicable), Lessor, or Lessee due to the installation of Lessee's Facilities at the Premises, Lessee shall pay such increases in taxes as are directly attributable to Lessee's Facilities. Lessee shall pay and discharge punctually all taxes due, if any, in connection with the Lessee Facilities, unless Lessee in good faith elects to contest such taxes.

     11.  Insurance.
          ----------

          A. Lessee shall maintain insurance with respect to the Lessee Facilities and Lessee's activities on the Property in such coverages and with such limits as Lessee, in its sole, reasonable discretion, elects. In any event, Lessee shall maintain general liability insurance or programs of self-insurance to the level of at least $1,000,000 covering Lessee's operations upon the Property.

          B. Lessor shall maintain commercial general liability insurance, including contractual liability coverage, covering Lessor's operations upon the Property expressly including the Property, with a reputable insurance company licensed to do business in the State in which the Property is located, with combined single limits of not less than $1,000,000 per occurrence for bodily injury or property damage, naming Lessee as an addition insured. Such insurance may be provided under a blanket policy so long as coverage for the Property is not limited or otherwise affected by circumstances or events occurring elsewhere. Such policies shall be non-cancellable and may not be amended in any material manner, except with at least thirty (30) days prior notice to Lessor and Lessee. Lessor shall provide Lessee with copies of any such insurance policies.

     12.  Destruction of Premises.  A.  If the Premises or the Lessee Facilities
          ------------------------
are destroyed, or damaged so as to have a material adverse effect on Lessee's use thereof, Lessee may elect to terminate the Lease as of the date of the damage or destruction by notice given to Lessor no more than forty-five (45) days following the date of any such damage or destruction. In such event, Rent and all other amounts due from Lessee hereunder shall be prorated and paid in full as of the date of said casualty and, thereafter, all rights and obligations of the parties, except for Paragraph 14 herein, and the obligation to pay accrued but unpaid Rent and other charges actually due hereunder, shall cease as of the date of the damage or destruction. If any portion of the Property is damaged or destroyed and Lessor actually terminates the Underlying Lease, Lessor shall have the right to terminate this Lease upon thirty (30) days written notice to Lessee.

          B. Lessor shall be required to construct or rebuild a Tower or any other improvements on the Land if the same are damaged or destroyed as soon as reasonably possible. Rent shall abate until the Premises are restored.

          C. If for any reason Lessor fails to so complete the reconstruction or restoration of a Tower or improvements on the Land within the time period set forth in Paragraph 12(B) above, then Lessee shall have the right, at its sole option and in its sole discretion, either itself or through its designee, to restore or cause the restoration of such Tower or improvements. If Lessee does so elect, then any and all costs of any nature or kind whatsoever incurred by Lessee in connection with or as a part of such restoration shall be reimbursed to Lessee within thirty (30) days after demand therefor is made. If such amount is not so paid within such time, then Lessee shall have the right, in addition to and not in lieu of any other rights, to offset such costs against the Rent next due under this Lease.

          D. In the event the Premises or the Lessee Facilities are damaged or destroyed, Lessee shall also have the right, in Lessee's sole discretion, to establish a temporary facility on the Property to provide such service as Lessee deems necessary or desirable, expressly including, without limitation, a cell on wheels on the Property.

     13.  Condemnation.  If the whole of the Tower, or such portion of the Tower
          -------------
or the Land as will make the Tower unusable, or if the whole of the Premises, or such portion thereof as will make the Premises unusable for the purposes herein leased, is condemned by any legally constituted authority, or conveyed to such authority in lieu of such condemnation, then in any of said events, Lessor shall immediately provide notice to Lessee of such condemnation action, together with any and all copies of any correspondence, pleadings, claims or other information received by Lessor with respect to or in connection with such condemnation. This Lease shall end on the date when possession thereof is taken by the condemning authority, and rental shall be accounted for between Lessor and Lessee as of such date and Lessor shall pay Lessee a refund of any prepaid Rent. If any portion of the Premises is taken by condemnation or a conveyance in lieu thereof in any way that will make the Premises unusable for the purposes intended (other than as set forth in the preceding sentence), at Lessee's option, Lessee may (i) terminate this Lease, or (ii) elect to continue this Lease and reduce the Rent in proportion to the portion of the Premises so taken. Nothing in this Paragraph 13 shall be construed to limit or affect Lessee's right to an award of compensation of any Eminent Domain proceeding for the taking of Lessee's leasehold interest hereunder, or for the impairment, or the loss of use of any of the Lessee Facilities.

     14.  Hold Harmless and Limitation of Damages.
          ---------------------------------------

          A. EXCEPT AS TO INDEMNIFICATION PURSUANT TO PARAGRAPH 14.B, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR CONSEQUENTIAL, PUNITIVE OR INCIDENTAL DAMAGES OF ANY KIND WHATSOEVER, INCLUDING LOST PROFITS, REGARDLESS OF WHETHER OR NOT EITHER SUCH PARTY WAS ADVISED BY THE OTHER PARTY OF THE POSSIBILITY OF SUCH CONSEQUENTIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS.

          B. Lessor and Lessee shall each be responsible for and shall indemnify and hold harmless the other and its parent and affiliates and their respective employees, agents and contractors against any and all loss, cost, damage or expense, including, but not limited to, court costs and attorneys fees, incurred by the indemnified party as a result of or in connection with any claim of violation of any environmental law, ordinance or regulation arising on or in connection with the Premises to the extent caused by the act of the indemnifying party after the Effective Date. The indemnifying party shall pursue and effectuate the cure of any claim of such violation in a manner which causes the least amount of disruption to the Premises.

     15.  Engineering Standards.
          ---------------------

          A. Any and all work done by, through or under Lessor on the Property shall conform to the engineering standards and practices for Towers described in Exhibit "E", by this reference incorporated herein.
-----------

          B. Lessor shall also maintain, at Lessor's sole cost or expense, the current level of grounding for the Tower, as indicated in drawings provided by Lessee to Lessor. Lessee shall have the right, at any time, to provide additional grounding for the Tower, and, in connection therewith, to place, locate, relocate or replace any lines, equipment or facilities on the Property, at no additional cost or expense to Lessor.

     16.  Tower Lights.  To the extent the lights on the tower (the "Tower
          ------------
Lights") are controlled or have power supplied through the Lessee Facilities and are monitored through Lessee's building meter, then the following provisions shall be in force and effect:

          A. Lessor shall reimburse Lessee, in advance, on or before the first (1/st/) of each year, for Lessee's costs of power used for Tower Lights, and Lessee's costs associated with an emergency power generator, if one is present, that may provide emergency power to said Tower Lights. Such costs shall be, for the initial Term of the Lease, Three Hundred and No/100 Dollars ($300.00) per year. Such amount may be increased by Lessee at the time of any renewal of the Term, by an amount equal to Lessee's increased costs to provide such service. Notwithstanding the above, Lessee shall under no circumstances have any responsibility or liability for the actual supply of electricity to the Tower Lights or any failure thereof.

          B. Lessor shall have all responsibility for the operation, maintenance, replacement, monitoring and reporting of such Tower Lights.

          C. Lessee shall have the right at any time or from time to time, upon not less than ninety (90) days prior notice, to cease to provide the service contemplated under this Paragraph 16 to or for Lessor. The reimbursement paid to Lessee as set forth in Paragraph 16(A) above shall cease as of the date Lessee ceases to provide such service.

     17.  Rights to Other Space on Tower.
          ------------------------------

          A. Lessee may, at any time, upon notice to Lessor, lease additional or any other available space on the Tower at any time, at the lower of the Rent and charges as set forth in Paragraph 4 herein or the rent and charges charged by Lessor or others for similar space. If Lessee desires to transfer the Lessee Facilities to another tower of Lessor, Lessor shall cooperate with Lessee in identifying and making available appropriate space on such tower in the same manner as set forth in Paragraph 7.D, and in the event such transfer is made this Lease shall continue in effect as to such new premises in lieu of the Premises, with appropriate modifications to Exhibits A, B and C to reflect such transfer.

          B. Lessor shall not lease any other unoccupied space on the Tower to a third-party with first giving Lessee notice of such intent to lease space, with such notice also including the rent for such location and the other material economic terms related to such lease. Lessee may, at Lessee's option, lease such additional space on the Tower at the same rate offered by a third-party for such space, as evidenced by a bona-fide written offer from a third-party independent of Lessor, delivered in good faith to Lessor. Lessee shall have five (5) business days after notice from Lessor of Lessor's intent to lease such other space on the Tower, to elect whether or not Lessee intends to instead lease such space on the terms offered. If Lessee elects to lease such space on such terms, then Lessee shall have leased such space on such terms as stated in the third party offer, but otherwise subject to the terms of this Lease.

     18.  Notices.
          --------

          A. All notices, requests, demands and other communications hereunder, except for an "Emergency Notice" (as provided below), shall be in writing and shall be deemed given on the first (1/st/) business day after the sending hereof if personally delivered by an overnight courier providing proof of service, to the following addresses:

          If to Lessor:       Pinnacle Towers Inc.

                              ___________________________
                              ___________________________
                              ___________________________

          With a copy to:

                              ___________________________
                              ___________________________
                              ___________________________
                              ___________________________

          If to Lessee:       Southern Communications Services, Inc.

                              ___________________________
                              ___________________________
                              ___________________________

          With a copy to:
                              Robert Williams, Esq.
                              Troutman Sanders LLP
                              600 Peachtree Street
                              Suite 5200
                              Atlanta, GA 30308-2216

          B. Additionally, any notices which require immediate response or attention (an "Emergency Notice"), including any notices for the need for repair to the Tower or the need for access to the Property, may be given by a party hereto to the other by a telecopy sent immediately afterwards, at the following telephone or telecopy numbers (with a copy of such notice then sent, for informational purposes only, in accordance with Paragraph 18(A) above):

          If to Lessor:       ___________________________
                              ___________________________
                              ___________________________


          If to Lessee:       ___________________________
                              ___________________________
                              ___________________________
                              ___________________________

Either party hereto may change the notice address for all notices or for Emergency Notices, by a notice given to the other under the terms of Paragraph 18(A) above.

     19.  Title and Quiet Enjoyment.  Lessor warrants that it has full right,
          --------------------------
power, and authority to execute this Lease. Lessor further warrants that, provided Lessee is not in default, Lessor shall not disturb Lessee's possession of the Premises, except as is permitted in Paragraph 9 of this Lease.

     20.  Underlying Lease.
          -----------------

          A. If Lessor has only a leasehold interest in the Land, Lessee agrees and acknowledges that (i) Lessor has only a leasehold interest in the Land; (ii) all of Lessee's rights under this Lease are subject and subordinate to the Underlying Lease; (iii) Lessee has no rights which are in excess of or conflict with those rights granted Lessor in the Underlying Lease; and (iv) to the extent provided in the Underlying Lease, Lessee's rights and Lessor's obligations under this Lease are contingent upon Master Lessor's approval of this Lease. If any event of default by Lessor under this Lease is a direct result of the acts or omissions of Master Lessor, that Lessee shall have the right to terminate this Lease upon thirty (30) days prior written notice if such default is not cured within sixty (60) days of receipt of written notice of default.

          B. Lessor agrees to provide Lessee with copies of any notice of default received by Lessor under the Underlying Lease immediately upon Lessor's receipt of same. Lessor's failure to provide such notice to Lessee shall be a default under this Lease by Lessor. Notwithstanding anything contained herein to the contrary, Lessor agrees to perform all duties and obligations of Lessor arising under the Underlying Lease. Further, Lessor hereby covenants and agrees that Lessor shall not modify the terms of the Underlying Lease in any way that would impair Lessor's ability to perform its obligations under this Lease without Lessee's prior written consent so long as this Lease shall remain in force and effect, and Lessor hereby covenants and agrees to extend the term of any such Underlying Lease as and when the time for such extension is permitted or required under such Underlying Lease to the extent necessary to enable it to perform its obligations under this Lease, unless at the time for such extension this Lease is no longer in force or effect.

          C. Lessee shall have the further right, at Lessee's sole option and in Lessee's sole discretion to cure any default on the part of Lessor under any Underlying Lease or to extend the term thereof, if Lessor fails to do so, if the extension thereof is necessary for Lessee to extend the Term of or otherwise enjoy a Renewal Term under this Lease. In such event, Lessee may deduct any and all costs therefrom from any Rent otherwise due from Lessee hereunder.

     21.  Successors and Assigns.  This Lease shall run with the Land. This
          -----------------------
Lease shall be binding upon and inure to the benefit of the parties, their respective successors and assigns.

     22.  Representations and Warranties of the Parties.  Each party hereto
          ----------------------------------------------
hereby represents and warrants to the other party hereto the following:

          A. Such party is a corporation or other business entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and has the corporate or other power and authority to enter into and perform its obligations under this Lease.

          B. This Lease has been duly authorized by all necessary action on the part of such party, has been duly executed and delivered by a duly authorized officer or representative of such party and constitutes the legal, valid and binding obligation of such party enforceable in accordance with its terms.

     23.  Miscellaneous.
          --------------

          A. This Lease constitutes the entire agreement and understanding between the parties, and supersedes all offers, negotiations and agreements with respect to the Property. There are no representations or understandings of any kind not set forth herein. Any amendments to this Lease must be in writing and executed by both parties.

          B. If any provision of this Lease is invalid or unenforceable with respect to any party, the remainder of this Lease or the application of such provision to persons other than those as to whom it is held invalid or unenforceable, shall not be affected and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

          C. This Lease and the performance hereof shall be governed, interpreted, construed and regulated by and under the laws of the State in which the Premises are located.

          D. If either party institutes any action or proceeding in court to enforce any provision(s) hereof, or any action for damages by reason of any alleged breach of any of the provisions hereof, then the prevailing party in any such action or proceeding shall be entitled to receive from the losing party such amount as the court may adjudge to be reasonable attorneys' fees for the services rendered to the prevailing party, together with its other reasonable litigation costs and expenses.

          E. In the event of any act of God, hurricane, tornado, rain, flood, sink hole, wind, hail, lightning, earthquake, snow or ice, extreme high or low temperatures, water or gas main break, fire, explosion, riot, terrorist act, military action, failure to act on the part of a governmental authority, strike, lockout or other labor problem, transportation delay, unavailability of supplies or materials or change in or in the interpretation of any law or regulation resulting in either party's inability to perform the obligations required of such party hereunder, this Lease shall not terminate but such party's performance hereunder of the affected obligations shall be excused for a period equal to such delay and such party shall not be considered to be in default under this Lease with respect to the obligation, performance of which has thus been delayed.

          F. This Lease is confidential and shall not be disclosed to any third party without the prior express written consent of Lessor or Lessee. However, if requested by Lessee, Lessor agrees to promptly execute and deliver to Lessee a recordable Memorandum of this Lease, expressly referencing, by way of illustration, but not limitation, the purchase option, refusal rights and length and extension of the Term, as contained herein. Lessee may, at Lessee's sole option, record or cause to be recorded such memorandum in the public records of the County in which the Property is located.

     DATED as of the date first above written.


                                        LESSOR:

                                        PINNACLE TOWERS INC.

                                        By:_____________________________________
                                                Its:____________________________

                                        Attest: ________________________________
                                                Its:____________________________
                                                          (CORPORATE SEAL)

                                        LESSEE:

                                        SOUTHERN COMMUNICATIONS SERVICES, INC.

                                        By:_____________________________________
                                        Title:__________________________________

                                        Attest:_________________________________
                                        Title:__________________________________
                                                       (CORPORATE SEAL)

                                  EXHIBIT "A"



Premises No.:______________

Effective Date:______________

The Land shall consist of the following:

                                  EXHIBIT "B"


Premises No.:______________

Effective Date:______________



The Premises shall consist of the following:

(a) Ground space area on the Land of approximately _______ +/- _______, as shown on Exhibit "B-1" annexed hereto, which shall include space for an equipment building and gas tank.

(b) Space on the Tower antenna mounts at the approximate height of _____ feet for __________ (___) antenna mounts for the installation, maintenance and operation of transmitting and receiving antennas and cables.

(c) Together with an easement for the purpose of ingress and egress and the construction, installation and maintenance of utility lines, pipes and conduit (including co-axial cable lines or fiber optic lines) over, under, upon, across and along (i) such portions of the Tower and the land located below the lower horizontal boundary of the leased tower space as shall be necessary to provide ingress and egress to the leased tower space and utility service to the communications equipment located upon the Tower; and
     (ii) the Property more particularly described on Exhibit "B-1" hereto.
                                                      -------------

                                  EXHIBIT "C"

                            The "Lessee Facilities"


The Lessee Facilities currently consist of _____________.

[Note: description should include maximum loading allowances]

                                  EXHIBIT "D"

                              The "FCC Form 854R"

                                  EXHIBIT "E"
                                  -----------

                   Lessee Engineering Standards and Practices